Exhibit 32.1


                   Globalwise Investments, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned executive officer of Globalwise Investments, Inc. certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

..     the quarterly report on Form 10-QSB of the Company for the quarter ended
      June 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..     the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 2, 2004
                                          /s/ Donald R. Mayer
                                          ____________________________________
                                          Donald R. Mayer
                                          Principal Executive and Financial
                                          Officer